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                                                                    EXHIBIT 24.0

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Richard O. Ballentine and John Huey, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation in each, for him/her and in his/her name, place and stead, to sign any or all reports (including reports on Form 10-K, Form 3, Form 4, Form 5, Schedule 13-D, Schedule 13-G, and Form 144), and any amendments thereto, required or permitted to be filed by him under the Securities and Exchange Act of 1934, or the Securities Act of 1933, with respect to beneficial ownership of, and transactions in, equity securities of BUTLER MANUFACTURING COMPANY, a Delaware corporation (the "Company"), and with respect to other matters relating to the Company, and to file the same, with all documents required or permitted to be filed in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: January 19, 1999                            /S/ HAROLD G. BERNTHAL
                                             ___________________________________
                                                     HAROLD G. BERNTHAL

DATED: January 19, 1999                            /S/ GARY M. CHRISTENSEN
                                             ___________________________________
                                                     GARY M. CHRISTENSEN

DATED: January 18, 1999                             /S/ ALAN M. HALLENE
                                             ___________________________________
                                                       ALAN M. HALLENE

DATED: January 18, 1999                             /S/ C.L. WILLIAM HAW
                                             ___________________________________
                                                      C.L. WILLIAM HAW

DATED: February 5, 1999                              /S/ JOHN J. HOLLAND
                                             ___________________________________
                                                       JOHN J. HOLLAND

DATED: January 15, 1999                             /S/ ROBERT J. NOVELLO
                                             ___________________________________
                                                      ROBERT J. NOVELLO

DATED: January 18, 1999                             /S/ DONALD H. PRATT.
                                             ___________________________________
                                                       DONALD H. PRATT

DATED: January 13, 1999                         /S/ ROBERT J. REINTJES, SR.
                                             ___________________________________
                                                   ROBERT J. REINTJES, SR.

DATED: January 13, 1999                            /S/ JUDITH A. ROGALA
                                             ___________________________________
                                                      JUDITH A. ROGALA

DATED: January 15, 1999                             /S/ GARY L. TAPELLA
                                             ___________________________________
                                                       GARY L. TAPELLA

DATED: January 18, 1999                             /S/ ROBERT H. WEST
                                             ___________________________________
                                                       ROBERT H. WEST